UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_________________

Date of Report
(Date of earliest
event reported):	September 3, 2004

THE MARCUS CORPORATION
(Exact name of registrant as specified in its charter)

Wisconsin	1-12609	39-1139844
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

100 East Wisconsin Avenue, Suite 1900, Milwaukee, Wisconsin 53202-4125
(Address of principal executive offices, including zip code)

(414) 905-1000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.     Completion of Acquisition or Disposition of Assets.

        On September 3, 2004, The Marcus Corporation (the “Company”) issued a press release announcing that its subsidiaries completed the sale of substantially all of the assets of its limited service lodging division to La Quinta Corporation for a cash purchase price of $412 million (including approximately $44 million held in escrow pending completion of certain customary transfer requirements).

        The Asset Purchase Agreement for the transaction has previously been filed as Exhibit 2.1 to the Company’s Annual Report on Form 10-K for the fiscal year ended May 27, 2004 and is incorporated by reference herein. In addition, a copy of the Company’s press release announcing the completion of the sale of substantially all of the assets of the Company’s limited service lodging division is being furnished as Exhibit 99 to this Report and is incorporated by reference herein.

        The Company will file a Form 8-K under Item 2.05 (Costs Associated with Exit or Disposal Activities) and Item 9.01 (Financial Statements and Exhibits) by September 10, 2004.

Item 2.05.    Costs Associated with Exit or Disposal Activities.

        The Company will file the information required pursuant to Item 2.05 no later than September 10, 2004.

Item 9.01.    Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Pro Forma Financial Information. The Company will file the pro forma financial statements required pursuant to Article 11 of Regulation S-X no later than September 10, 2004.

(c)	Exhibits. The following exhibits are being filed herewith:

(2.1)	Asset Purchase Agreement, dated as of July 14, 2004, by and between La Quinta Corporation and certain subsidiaries of The Marcus Corporation [incorporated by reference to Exhibit 2.1 to the Company’s Annual Report on Form 10-K for the fiscal year ended May 27, 2004].

(99.1)	Press Release of The Marcus Corporation, dated September 3, 2004, regarding the completion of the sale of the limited service lodging division to La Quinta Corporation.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MARCUS CORPORATION
Date: September 3, 2004	By: /s/ Douglas A. Neis
Douglas A. Neis
Chief Financial Officer and Treasurer

THE MARCUS CORPORATION

Exhibit Index to Current Report on Form 8-K

Exhibit
Number

(2.1)	Asset Purchase Agreement, dated as of July 14, 2004, by and between La Quinta Corporation and certain subsidiaries of The Marcus Corporation [incorporated by reference to Exhibit 2.1 to the Company’s Annual Report on Form 10-K for the fiscal year ended May 27, 2004].

(99.1)	Press Release of The Marcus Corporation, dated July 14, 2004.